RGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of March 1, 2000 (the "Agreement"), is made by and between VerticalBuyer, Inc., a Delaware corporation ("VerticalBuyer") and CSP Inc., a Massachusetts corporation ("CSPI").

     WHEREAS, in connection with the Securities Purchase and Facilities Agreement dated March 1, 2000. between CSPI and VerticalBuyer (the "Securities and Facilities Agreement"), VerticalBuyer has agreed, upon the terms and subject to the conditions of said Securities and Facilities Agreement, to issue and sell to CSPI 2,000,000 shares of VerticalBuyer's common stock, par value $0.001 per share (the "Shares"), together with common stock purchase warrants (the "Warrants") in three classes to purchase in the aggregate 3,000,000 additional Shares; and

     WHEREAS, in connection with the sale of the Shares to CSPI, it is contemplated that CSPI will distribute approximately 700,000 Shares ratably to its stockholders; and

     WHEREAS, Vertical Buyer has agreed to issue 75,000 Warrants ratably to all the holders of options to purchase CSPI common stock; and

     WHEREAS, to induce CSPI to execute and deliver the Securities Purchase and Facilities Agreement, VerticalBuyer has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws with respect to the Shares as follows:

     (a)  the resale of 2,000,000 Shares privately placed to CSPI including

     (b) the proposed distribution of approximately 700,000 Shares to CSPI's stockholders

     (c)  the issuance and resale of 3,000,000 Shares underlying the Warrants

     (d)  the issuance of up to 75,000 Warrants to the option holders of CSPI

     (e) the issuance of up to 75,000 Shares underlying the Warrants issued to the option holders of CSPI

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, VerticalBuyer and CSPI hereby agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities and Facilities Agreement. As used in this Agreement, the following terms shall have the following meanings:

     (a) "Registrable Securities" means the Shares and Warrants issued or to be issued by VerticalBuyer in connection with the following transactions:

          (i)  the resale of 2,000,000 Shares privately placed to CSPI including


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          (ii) the proposed  distribution  of  approximately  700,000  Shares to
               CSPI's stockholders;

          (iii)the issuance and resale of 3,000,000 Shares underlying the Warrants;

          (iv) the issuance of up to 75,000 Warrants to the option holders of CSPI;

          (v) the issuance of up to 75,000 Shares underlying the Warrants issued to the option holders of CSPI; and

          (vi) any Shares issued as "late registration payments" as defined in paragraph 2(c).

     (b) "Registration Period" means the period between the date of this Agreement and the earlier of (i) the date on which all of the Registrable Securities have been sold and no further Registrable Securities may be issued in the future, or (ii) the date on which all the Registrable Securities (in the opinion of CSPI's counsel) may be immediately sold without registration.

     (c) "Registration Statement" means a registration statement filed with the Securities and Exchange Commission (the "SEC") under the 1933 Act.

     (d) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing the Registration Statement in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415") and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

2.   Registration.

     (a) Mandatory Registration. VerticalBuyer will file the Registration Statement on Form SB-2 (or if Form SB-2 is not then available, on such form of registration statement as is then available to effect a registration of all the Registrable Securities) with the SEC registering the Registrable Securities for resale within thirty (30) business days of the this Agreement. To the extent allowable under the 1933 Act, the Registration Statement shall include the securities listed in paragraph 101(a) and such additional Shares as may become issuable upon exercise of the Warrants (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions, or (ii) by reason of changes in the exercise price of the Warrants in accordance with the terms thereof. VerticalBuyer shall use its best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable after filing and in any event no later than the ninetieth (90th) business day following the Closing Date (the "Required Effective Date"). Such best efforts shall include, but not be limited to, promptly responding to all comments received from the staff of the SEC. Should VerticalBuyer receive notification from the SEC that the Registration Statement will receive no action or no review from the SEC, VerticalBuyer shall cause such Registration Statement to become effective within seven (7) business days of such SEC notification. Once declared effective by the SEC, VerticalBuyer shall cause the Registration Statement to remain effective throughout the Registration Period.

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

     (c) Late Registration Payments. If the Registration Statement required pursuant to paragraph 2(a) above has not been declared effective by the Required Effective Date, VerticalBuyer will issue to CSPI additional Shares equal to one percent (1%) of the purchased Shares for each full month following the Required Effective Date, continuing through the date the Registration Statement is declared effective by the SEC. The Late Registration Share issuance will be prorated on a daily basis for partial months and will be issued to CSPI within five
          (5) business days following the effective date of the Registration Statement.

          The obligations of VerticalBuyer under this paragraph 2(d) will expire upon the earlier of the effectiveness of the Registration Statement or when all of the Registrable Securities may be sold by under Rule 144 under the 1933 Act without being subject to any volume restrictions.

3.   Additional   Obligations   of   VerticalBuyer.   In  connection   with  the
     registration of the Registrable Securities, VerticalBuyer shall have the following additional obligations:

     (a) VerticalBuyer shall keep the Registration Statement effective pursuant to Rule 415 under the 1933 Act at all times during the Registration Period.

     (b) The Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. VerticalBuyer shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to permit sales pursuant to the Registration Statement at all times during the Registration Period, and, during such period, shall comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of VerticalBuyer covered by the Registration Statement until the termination of the Registration Period, or, if earlier, such time as all of such Registrable Securities which require an effective registration statement under the 1933 Act have been disposed of.

     (c) VerticalBuyer shall furnish to CSPI and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC or received by VerticalBuyer, one copy of the Registration Statement and any amendment thereto; each preliminary prospectus and final prospectus and each amendment or supplement thereto, each letter written by or on behalf of VerticalBuyer to the SEC and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement; and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, and such other documents as CSPI may reasonably request in order to facilitate the disposition of the Registrable Securities.

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

     (d) VerticalBuyer shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as CSPI reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions. Notwithstanding the foregoing provision, VerticalBuyer shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction,
          (iv) provide any undertakings that cause material expense or burden to VerticalBuyer, or (v) make any change in its charter or bylaws, which in each case the Board of Directors of VerticalBuyer determines to be contrary to the best interests of VerticalBuyer and its stockholders.

     (e) VerticalBuyer shall notify CSPI of the happening of any event of which VerticalBuyer has knowledge as a result of which the prospectus included in the Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (a "Suspension Event"). VerticalBuyer shall make such notification as promptly as practicable after VerticalBuyer becomes aware of such Suspension Event, shall promptly use its best efforts (but in any event within five (5) days) to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and shall deliver a number of copies of such supplement or amendment to CSPI as CSPI may reasonably request. VerticalBuyer shall promptly notify CSPI as soon as the use of the Registration Statement may be resumed.

     (f) VerticalBuyer shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, shall use its best efforts to obtain the withdrawal of such order at the earliest possible time and to notify CSPI of the issuance of such order and the resolution thereof.

     (g) VerticalBuyer shall cooperate with CSPI to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the case may be, and registered in such names as CSPI may reasonably request; and, within one (1) business day after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, VerticalBuyer shall deliver, and shall cause legal counsel selected by VerticalBuyer to deliver, to the transfer agent for the Registrable Securities instructions to the transfer agent to issue new stock certificates without a legend and an opinion of such counsel that the Shares and Warrants have been registered.

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

     (h) VerticalBuyer shall promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

     (i) VerticalBuyer shall comply with all applicable laws related to the Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC).

     (j) VerticalBuyer shall take all other reasonable actions as the CSPI may reasonably request to expedite and facilitate disposition of the Registrable Securities pursuant to the Registration Statement.

4. Obligations of CSPI. In connection with the registration of the Registrable Securities, CSPI shall have the following obligations:

     (a) CSPI will cooperate with VerticalBuyer as reasonably requested by VerticalBuyer in connection with the preparation and filing of the Registration Statement hereunder.

     (b) CSPI agrees that, upon receipt of any notice from VerticalBuyer of the happening of any event of the kind described in Section 3, CSPI will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until CSPI's receipt of the copies of the supplemented or amended prospectus.

5. Expenses of Registration. All reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for VerticalBuyer, and the reasonable fees and disbursements of one counsel selected by CSPI, shall be borne by VerticalBuyer.

6.   Indemnification.

     (a) To the extent permitted by law, VerticalBuyer will indemnify and hold harmless CSPI, its directors, its officers, each person, if any, who controls the CSPI within the meaning of the 1933 Act or the Exchange Act, (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened in respect thereof, "Claims") to which any of them become subject under the 1933 Act, the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein:
          (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the


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

          statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if VerticalBuyer files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by VerticalBuyer of the 1933 Act, the Exchange Act or any other law, including without limitation any state securities law or any rule or regulation thereunder (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). VerticalBuyer shall reimburse CSPI and each Indemnified Person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this paragraph 6(a): (A) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to VerticalBuyer by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by VerticalBuyer pursuant to paragraph 3(c) hereof; (B) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such prospectus was timely made available by VerticalBuyer pursuant to paragraph 3(c) hereof; and the Indemnified Party was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Party, notwithstanding such notice, used it (C) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of VerticalBuyer, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and shall survive the transfer of the Registrable Securities pursuant to Section 9.

     (b)  In  connection  with  any  Registration  Statement  in  which  CSPI is participating, CSPI will indemnify and hold harmless, to the same extent and in the same manner set forth in paragraph 6(a), VerticalBuyer, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls VerticalBuyer within the meaning of the 1933 Act or the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the 1933 Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to VerticalBuyer by CSPI expressly for use in connection with such Registration Statement, and subject to paragraph 6(c), CSPI will promptly reimburse any legal or other expenses (promptly as such expenses are incurred and due and payable) reasonably incurred by it in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this paragraph 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of CSPI, which consent shall not be unreasonably withheld; provided further, however, that CSPI shall be



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          liable  under  this  Agreement  (including  this  paragraph  6(b)  and paragraph 7) for only that amount of a Claim as does not exceed the net proceeds actually received by CSPI as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities pursuant to Section
          9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this paragraph 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

     (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and this indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall diligently pursue such defense; and provided, further, that if the defendants in any such action include both the Indemnified Person or Party and the indemnifying party, and the Indemnified Person or Party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the Indemnified Person or Party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, then the Indemnified Person or Party shall have the right to retain separate counsel, the fees and expenses of which shall be paid by the indemnifying party, to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Person or Party. In case an Indemnified Person or Party shall have retained separate counsel pursuant to the proviso in the immediately preceding sentence, the indemnifying party shall not be liable for the expenses of more than one such separate counsel. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

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7.   Contribution.  If the indemnification  provided for in Section 6 is for any reason held by a court of competent jurisdiction to be unavailable to or otherwise insufficient to hold harmless an Indemnified Person or Party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such Indemnified Person or Party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by VerticalBuyer, on the one hand, and CSPI, on the other hand, from the original issuance of the common stock of VerticalBuyer (including the common stock issued or issuable upon the exercise of warrants) pursuant to that certain Securities Purchase and Facilities Agreement of even date herewith, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
     (i) but also the relative fault of VerticalBuyer, on the one hand, and CSPI, on the other hand, in connection with the statements or omissions or inaccuracies in the Registration Statement or any preliminary or final prospectus therein, or in the representations and warranties herein, which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of VerticalBuyer, on the one hand, and CSPI, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate
     representation   or   warranty   relates   to   information   supplied   by
     VerticalBuyer, on the one hand, or CSPI, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 6 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 7; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 6 for purposes of indemnification. Notwithstanding the provisions of this Section 7, no person guilty of fraudulent misrepresentation (within the meaning of paragraph 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
     Section 7, each officer and employee of CSPI and each person, if any, who controls CSPI within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as CSPI, and each director of VerticalBuyer, each officer of VerticalBuyer who signed the Registration Statement, and each person, if any, who controls VerticalBuyer within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as VerticalBuyer.

8. Assignment of Registration Rights. The rights of CSPI hereunder, including the right to have VerticalBuyer register the Shares, Warrants and the Shares underlying the Warrants pursuant to this Agreement shall be automatically assigned to transferees of all or any portion of such securities only if such transfer shall have been made in accordance with the applicable requirements of the Securities and Facilities Agreement.

9. Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of VerticalBuyer and CSPI. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon CSPI and VerticalBuyer. Notwithstanding the foregoing, no amendment or waiver shall retroactively affect CSPI without its consent.

10.  Miscellaneous.

     (a) Conflicting Instructions. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If VerticalBuyer receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, VerticalBuyer shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     (b) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (with return receipt requested) or delivered personally or by courier (including a nationally recognized overnight delivery service) or by facsimile transmission. Any notice so given shall be deemed effective three days after being deposited in the U.S. Mail, or upon receipt if delivered personally or by courier or facsimile transmission, in each case addressed to a party at the following address or such other address as each such Party furnishes to the other in accordance with this paragraph 12(b):

         If to VerticalBuyer:
         Tim Rosen,
         President
         VerticalBuyer, Inc.
         c/o Donahue & Associates
         83 Meadow Road West
         Trumbull, Connecticut 06611

         If to CSPI:
         Alexander Lupinetti
         Chief Executive Officer
         40 Linnell Circle
         Billerica, MA 01821

         with a copy to
         Dean F. Hanley, Esquire
         Foley, Hoag & Eliot LLP
         One Post Office Square
         Boston, Massachusetts 02109
         Phone: 617-832-1000
         Facsimile: 617-832-7000


     (c) Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     (d) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws, and any disputes arising hereunder will be adjudicated in federal or state court situated therein. Each party hereto consents to venue in Massachusetts and to the personal and subject matter jurisdiction of said courts and, to the extent permitted by applicable law, agrees to waive any objection as to such jurisdiction or venue, and agrees not to assert any defense based on lack of jurisdiction or venue.

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

     (e) Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     (f) Entire Agreement. This Agreement, the Securities and Facilities Agreement, and the Warrants (including all schedules and exhibits thereto) constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     (g) Successors and Assigns. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the Parties.

     (h) Use of Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     (i) Headings. The headings and subheadings in the Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by Party, may be delivered to the other party hereto by facsimile transmission, and facsimile signatures shall be binding on the parties hereto.

     (k) Further Acts. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other. party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (l) Consents. All consents and other determinations to be made by transferees pursuant to this Agreement shall be made by CSPI.

    IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.


                                    VERTICALBUYER, INC.

                                    By: /s/Tim Rosen
                                        -----------------------
                                            Tim Rosen,
                                            President

                                    CSP INC.

                                    By: /s/Alexander Lupinetti
                                        ----------------------
                                           Alexander Lupinetti,
                                           Chief Executive Officer




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